January 19, 2022 (NYSE: STT) 4Q and FY 2021 Financial Highlights

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its fourth quarter 2021 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

FY2021 highlights

All comparisons are to 2020, unless otherwise noted

Business momentum

- Record AUC/A of $43.7T and record AUM of $4.1T at year-end[1]
- Achieved record servicing wins of $3.5T, with $2.8T of new business yet to be installed at year-end[1]
- Reported 9 State Street Alpha[SM] new wins, with 10 total mandates live[1]
- Announced proposed acquisition of BBH Investor Services
- Launched State Street Digital

Revenue generation

- Record Servicing fees of $5.5B, up 7%
- Record management fees of $2.1B, up 9%
  - Net inflows of $196B driven by record ETF and robust Institutional flows
- Continued momentum in CRD with revenue growth of 11% and record bookings of $62M[B]
- Total revenue growth of 3%, with fee revenue up 5%

Expense management

- Company-wide productivity efforts achieved gross savings of ~$330M[3]
  - Gained efficiencies through operations, IT, and vendor management
  - Real estate utilization reached 115%
- Reinvested in the business to drive growth and further productivity:
  - Incremental investments of ~$250M to support client needs and tech innovation[3]

Pre-tax margin (ex-notables)[A]



+1.3%pts
26.3%
27.6%
2020
2021

Operating leverage (ex-notables)[A]



Generated both positive total and fee operating leverage for FY2021
+0.4%pts
+4.0%pts
Total Operating Leverage
Fee Operating Leverage

EPS growth (ex-notables)[A]



+11%
$6.70
$7.44
2020
2021

[A] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. [B] CRD revenue growth on a standalone basis (see slide 11, including footnote A). Refer to endnote 2 for further details on CRD bookings. Refer to the Appendix included with this presentation for endnotes 1 to 17.

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4Q21 highlights

All comparisons are to corresponding prior year periods unless noted otherwise

Financial performance	• EPS of $1.78, up 28%; $2.00 ex-notable items, up 18%[A] • Total revenue of $3.1B, up 5%; 3% ex-notables[A] – Fee revenue up 4%, with Servicing and Management fees up 6% and 8%, respectively – Net interest income down (3)% • Total expenses of $2.3B, up 2%; 1% ex-notables[A] – Pre-tax margin up 2%pts; 1%pts ex-notables[A] – Generated positive total and fee operating leverage of 2%pts each
Business momentum	• AUC/A of $43.7T at quarter-end; Servicing wins of $332B and new business yet to be installed of $2.8T at quarter-end[1] • Continued CRD and Alpha momentum – 1 new Alpha mandate, 3 installations, and 10 total mandates live as of the end of 4Q21 – CRD bookings of $11M and revenue growth of 13%[B] • AUM of $4.1T at quarter-end, with quarterly net inflows of $79B driven by both ETF and institutional inflows[1]
Balance sheet and capital	• Total average assets of $303B, up 9% YoY and 4% QoQ • ROE of 10.3% and a CET1 ratio of 14.2%[4] • Returned $209M to shareholders in 4Q21 in the form of common stock dividends paid • Partnered with veteran-owned firms to underwrite our $500M senior note issuance in November 2021

[A] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. [B] CRD revenue growth on a standalone basis (see slide 11, including Footnote A). Refer to endnote 2 for further details on CRD bookings. Refer to the Appendix included with this presentation for endnotes 1 to 17.

STATE STREET 4

4Q21 notable items

($M, except EPS data)	Quarters[A]			4Q21 EPS Impact
	4Q20	3Q21	4Q21	
Acquisition and restructuring costs	($12)	($18)	($26)	($0.05)
Repositioning release / (charge) - Compensation & employee benefits and occupancy	(133)	-	3	0.01
Deferred compensation expense acceleration	-	-	(147)	(0.29)
Gain on sale	-	-	58	0.11
Total notable items (pre-tax)	($145)	($18)	($112)	($0.22)

Acquisition and restructuring of $26M

- Acquisition and restructuring costs primarily associated with the CRD acquisition

Net repositioning release of $3M

- Repositioning release of $32M related to compensation and benefits, partially offset by occupancy costs of $29M related to real estate footprint optimization

Deferred compensation expense acceleration of $147M

- Deferred compensation expense acceleration associated with an amendment of certain outstanding deferred cash incentive compensation awards[B]
  - To make our pay practices more competitive, the acceleration is part of a plan to increase the immediate versus the deferred portion of total cash incentive compensation in future periods

Gain on sale of investment securities of $58M

- Reflects a one-time sale of Libor and Euribor based securities previously classified as HTM

[A] Refer to the Addendum for further details on notable items. [B] Amendment removes continued service requirements for deferred cash incentive compensation, thereby accelerating the future expense that would have been recognized over the remaining term of the awards (1-4 years).

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Summary of 4Q21 and FY2021 financial results

(GAAP, $M, except EPS data, or where otherwise noted)	Quarters			%Δ		Full Year		
	4Q20	3Q21	4Q21	3Q21	4Q20	2020	2021	%Δ[A]
Revenue:								
Servicing fees	$1,307	$1,395	$1,384	(1)%	6%	$5,167	$5,549	7%
Management fees	493	526	530	1	8	1,880	2,053	9
Foreign exchange trading services	324	279	300	8	(7)	1,363	1,211	(11)
Securities finance	88	106	102	(4)	16	356	416	17
Software and processing fees	204	198	195	(2)	(4)	733	783	7
Total fee revenue	2,416	2,504	2,511	0.3	3.9	9,499	10,012	5.4
Net interest income	499	487	484	(0.6)	(3.0)	2,200	1,905	(13.4)
Other income	2	(1)	58	nm	nm	4	110	nm
Total revenue	$2,917	$2,990	$3,053	2.1%	4.7%	$11,703	$12,027	2.8%
Provision for credit losses[5]	-	($2)	($7)	nm	nm	$88	($33)	nm
Total expenses	$2,276	$2,116	$2,330	10.1%	2.4%	$8,716	$8,889	2.0%
Net income	$537	$714	$697	(2.4)%	29.8%	$2,420	$2,693	11.3%
Diluted earnings per share	$1.39	$1.96	$1.78	(9.2)%	28.1%	$6.32	$7.19	13.8%
Return on average common equity	8.4%	11.6%	10.3%	(1.3)%pts	1.9%pts	10.0%	10.7%	0.7%pts
Tax rate	16.1%	18.5%	4.6%	(13.9)%pts	(11.5)%pts	16.5%	15.1%	(1.4)%pts
Pre-tax margin	22.0%	29.3%	23.9%	(5.4)%pts	1.9%pts	24.8%	26.4%	1.6%pts
Ex-notable items, non-GAAP[B]:								
Total revenue	$2,917	$2,990	$2,995	0.2%	2.7%	$11,703	$11,916	1.8%
Total expenses	$2,131	$2,098	$2,160	3.0%	1.4%	$8,542	$8,662	1.4%
EPS	$1.69	$2.00	$2.00	-	18.3%	$6.70	$7.44	11.0%
Pre-tax margin	26.9%	29.9%	28.1%	(1.8)%pts	1.2%pts	26.3%	27.6%	1.3%pts

[A] Currency translation increased both Fee revenue and Total expenses in FY2021 by ~1%pts each. [B] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 17.

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7 AUC/A and AUM levels, markets and flows performance AUC/A and AUM A Market indices6 • 13% and 1% increase from 4Q20 and 3Q21, respectively, largely driven by: – Higher market levels, client flows, and net new business growth • 19% and 7% increase from 4Q20 and 3Q21, respectively, reflecting: – Higher market levels and net inflows AUC/A ($T, as of period-end)1 AUM ($B, as of period-end)1 Select industry flows7 +7% +1% $38.8 $43.3 $43.7 3Q214Q20 4Q21 4Q20 $4,138 3Q21 4Q21 $3,467 $3,862 +13% +19% A Changes to AUC/A and AUM also reflect currency translation. B Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 17. 3Q21 4Q20 EOP 11% 27% Daily Avg 4 29 EOP 2 9 Daily Avg (1) 16 EOP (2) (5) Daily Avg (3) 5 (% change) 4Q21 vs S&P 500 MSCI EAFE MSCI EM Barclays Global Agg EOP (1) (5) 4Q20 3Q21 4Q21 Long Term Funds $74 $150 $53 Money Market (82) 15 219 ETF 120 77 195 North America Total 112 242 468 EMEA Total 357 225 237 ($B) Total flowsB

Revenue: Servicing fees

Servicing fees ($M)

	4Q20	1Q21	2Q21	3Q21	4Q21	
Total revenue	$2,917	$2,950	$3,034	$2,990	$3,053	YoY +5% QoQ +2%



+6%
+7% ex-FX^A
-1%
$1,307
$1,371
$1,399
$1,395
$1,384
4Q20
1Q21
2Q21
3Q21
4Q21

AUC/A sales performance indicators ($B)[1]

	4Q20	1Q21	2Q21	3Q21	4Q21
AUC/A wins	$205	$343	$1,187	$1,657	$332
AUC/A to be installed	436	463	1,236	2,733	2,795

- Servicing fees were negatively impacted by currency translation when compared to 4Q20 and 3Q21 by $10M each

4Q21 performance

Servicing fees of $1,384M up 6% YoY and down (1)% QoQ

- Up 6% YoY primarily driven by higher average equity market levels, client activity and flows and net new business, partially offset by normal pricing headwinds
- Down (1)% QoQ mainly due to client activity/adjustments and the impact of currency translation, partially offset by higher net new business
- Record FY2021 Servicing fees of $5,549M, up 7% YoY

Investment Services business momentum

- Continued revenue momentum YoY across key client segments including Asset Managers and Alternatives
- Solid 4Q21 AUC/A wins of $332B contributed to a record year of $3.5T, driven by both Alpha and traditional wins[1]
  - Includes $2.8T of won but not yet installed AUC/A as of 4Q21[1]
  - Increased segment diversification with Asset Owners and Insurance segments together representing over 75% of 4Q21 AUC/A wins[1]
  - Strength across North America and EMEA

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 17.

STATE STREET 8

Revenue: Management fees

Management fees ($M)

Total revenue	$2,917	$2,950	$3,034	$2,990	$3,053	YoY +5% QoQ +2%



+8%
+1%
$493
$493
$504
$526
$530
4Q20
1Q21
2Q21
3Q21
4Q21

Performance indicators ($B)[1]

	4Q20	1Q21	2Q21	3Q21	4Q21
AUM	$3,467	$3,591	$3,897	$3,862	$4,138
Net flows	(21)	39	83	(5)	79

- Management fees were negatively impacted by currency translation when compared to 4Q20 and 3Q21 by $3M and $2M, respectively

4Q21 performance

Record management fees of $530M up 8% YoY; up 1% QoQ

- Up 8% YoY primarily reflecting higher average equity market levels and ETF net inflows, partially offset by a previously reported client asset reallocation and money market fee waivers
- Up 1% QoQ largely due to higher domestic average equity market levels
- Investment Management business 4Q21 pre-tax margin of 34%; Record FY2021 pre-tax margin of 32% driven by record fee revenue and disciplined expense management[A]

Investment Management business momentum

- ETFs: Record net inflows of $107B for the year, including $50B in 4Q21; continued strength in equity ETF, including SPDR Portfolio Low-Cost suite; strong momentum in fixed income including active ETFs
- Institutional: Strong overall FY2021 net inflows of $69B, including $28B in 4Q21, driven by Index Fixed Income and Multi-Asset solutions
- Cash: Robust FY2021 net inflows of $20B across the Cash franchise

[A] Refer to the Addendum for line of business information. Refer to the Appendix included with this presentation for endnotes 1 to 17.

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10 Revenue: Markets, Software and processing fees Markets, Software & processing fees ($M) 4Q21 performance 204 174 216 198 195 88 99 109 106 102 324 346 286 279 300 4Q20 $619$616 2Q211Q21 3Q21 4Q21 $611 $583 $597 FX trading Securities finance Software & processing $2,917 $2,950 $3,034 $2,990 $3,053 Total revenue YoY +5% QoQ +2% -7% +16% -4% YoY % • FX trading services of $300M – Down (7)% YoY primarily reflecting lower FX volatility – Up 8% QoQ mainly due to higher FX volatility, partially offset by lower client FX volumes • Securities finance of $102M – Up 16% YoY mainly reflecting higher client securities loan balances and new business wins in Enhanced Custody – Down (4)% QoQ primarily driven by lower specials and agency spreads • Software and processing fees of $195M – Down (4)% YoY and (2)% QoQ mainly reflecting lower market-related adjustments, partially offset by higher CRD revenue both YoY and QoQ

CRD and Alpha mandates

CRD financial performance
(Standalone basis, $M)[A]



+13%
+7%
$115
$104
$154
$121
$130
On-prem[B]
Professional services
Software-enabled (including SaaS)[B]
36
20
59
17
27
60
63
27
64
28
31
62
36
24
70
4Q20
1Q21
2Q21
3Q21
4Q21
19% YoY growth

	4Q20	1Q21	2Q21	3Q21	4Q21
Pre-tax income[9]	$48	$37	$84	$48	$53
New bookings[2]	5	4	19	28	11
ARR[10]	223	225	230	239	244
Uninstalled revenue backlog	98	103	93	105	117

CRD 4Q21 highlights
(Standalone basis)[A]

- 4Q21 revenue of $130M
  - Up 13% YoY primarily due to growth in software-enabled and professional services revenue
  - Up 7% QoQ largely driven by software-enabled revenue and higher On-prem renewals
- FY2021 revenue of $509M increased 11% YoY, second consecutive year of double-digit growth
- Continued business momentum with quarterly bookings of $11M; record bookings of $62M for the year[2]

Alpha highlights

- Announced 1 Alpha mandate win and 3 Alpha mandates went live in 4Q21[1]
  - 19 total Alpha clients signed since inception[B]
  - 10 of 19 Alpha clients now live as of the end of 4Q21
- Alpha Data Platform, our cloud-native data management solution, went live with its first client

[A] For 4Q21, CRD standalone results include revenue of $130M and pre-tax income of $53M, which includes $19M of revenue associated with affiliates, including SSGA, that is eliminated in consolidation for financial reporting purposes. On a consolidated basis, CRD revenue contributed $111M, including $108M in Software and processing fees and $4M in FX trading services; revenue line items may not sum to total due to rounding. [B] Excludes SSGA. Refer to the Appendix included with this presentation for endnotes 1 to 17.

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12 Revenue: Net interest income NII and NIM ($M)11 Average balance sheet highlights ($B)A Total average assets of $303B up 9% YoY and up 4% QoQ • Up 9% YoY and 4% QoQ largely driven by higher total average deposits A Line items are rounded. Refer to the Appendix included with this presentation for endnotes 1 to 17. NII of $484M down (3)% YoY and (1)% QoQ • Down (3)% YoY primarily driven by lower investment portfolio yields, partially offset by higher loan balances, and growth in the investment portfolio and deposits • Down (1)% QoQ mainly due to the absence of a larger than usual reduction in premium amortization in 3Q21, partially offset by higher loan balances 4Q20 3Q21 4Q21 Total assets $277 $291 $303 Interest-earning assets 238 255 265 Loans 28 32 34 Investment portfolio (ex. MMLF) 108 114 114 HTM % (ex. MMLF) 44% 39% 38% Duration 12 3.0 3.1 2.9 Total deposits $206 $233 $240 $2,917 $2,950 $3,034 $2,990 $3,053 YoY +5% QoQ +2% Total revenue NIM 11 (FTE, %) 0.84% 0.75% 0.71% 0.76% 0.73% 2Q21 $467 3Q214Q20 4Q211Q21 $467 $499 $487 $484 -1% -3%

Expenses

Expenses
(Ex-notable items, non-GAAP, $M)[A]



+1%
+2% ex-FX[A]
+3%
$2,131
$2,098
$2,160
Comp. & benefits
1,047
1,054
1,066
Info. sys.
394
406
436
Tran. processing
257
253
238
Occupancy
111
102
104
Other[13]
322
283
316
4Q20
3Q21
4Q21

	4Q20	3Q21	4Q21	
GAAP Expense	$2,276	$2,116	$2,330	YoY +2% QoQ +10%
Head-count	39,439	38,932	38,784	YoY (2)% QoQ flat

- Total GAAP expenses were positively impacted by currency translation when compared to 4Q20 and 3Q21 by $12M each

4Q21 performance
(Ex-notable items, non-GAAP)[A]

Expenses of $2,160M up 1% YoY and up 3% QoQ

- Compensation and employee benefits of $1,066M[14]
  - Up 2% YoY primarily driven by higher incentive compensation and medical costs, partially offset by lower headcount and salaries
  - Up 1% QoQ mainly due to higher incentive compensation and medical costs partially offset by the impact of currency translation
- Information systems and communications of $436M
  - Up 11% YoY and 7% QoQ mainly reflecting higher technology infrastructure investments and equipment expenses
- Transaction processing services of $238M
  - Down (7)% YoY largely driven by lower market data costs and broker fees
  - Down (6)% QoQ primarily driven by lower sub-custody expenses from savings initiatives and lower broker fees
- Occupancy of $104M[14]
  - Down (6)% YoY mainly due to footprint optimization
- Other of $316M[14]
  - Down (2)% YoY largely reflecting lower sub-advisory fees and professional fees
  - Up 12% QoQ primarily due to higher marketing spend

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 17.

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14 Capital ratios Capital ratios 4 (%, as of period-end) Capital highlights Capital ($B unless noted otherwise, capital metrics as of period-end) 4Q20 3Q21 4Q21 Standardized CET1 CET1 capital $14.4 $15.8 $15.9 Risk weighted assets 117 117 112 Tier 1 leverage Tier 1 capital 16.8 17.8 17.9 Leverage exposure 17 263 282 294 ROE (%) 8.4% 11.6% 10.3% CET1 (Standardized) Tier 1 Leverage SCB 16 Minimum ratio 8.0% Target state 10-11% G-SIB surcharge 15 6.4% 6.3% 6.1% 4Q214Q20 3Q21 Target state Minimum ratio4.0% STT Target5.25-5.75% STT Target • 4Q21 standardized CET1 ratio of 14.2% increased 0.7%pts QoQ primarily reflecting an episodic reduction in risk-weighted assets and higher retained earnings • 4Q21 Tier 1 leverage ratio of 6.1% decreased (0.2)%pts QoQ mainly driven by higher client deposits • Returned $209M to shareholders in 4Q21 in the form of common stock dividends paid 12.3% 13.5% 14.2% 4.5% 2.5% 4Q20 3Q21 4Q21 1.0% Refer to the Appendix included with this presentation for endnotes 1 to 17.

15 Summary 4Q21 financial review • EPS of $1.78, up 28%; pre-tax margin of 23.9%, up 1.9%pts; ROE of 10.3%; generated positive total and fee operating leverage of 2.3%pts and 1.5%pts • EPS ex-notable items of $2.00, up 18%A – Fee revenue up 4%, with Servicing and Management fees up 6% and 8%, respectively – NII down (3)% – Expenses up 1% as higher compensation & benefits and targeted business investments were partially offset by productivity savings and footprint optimizationA – Pre-tax margin of 28.1%, up 1.2%pts A – Operating leverage of 1.3%pts A A Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. All comparisons are to corresponding prior year periods unless noted otherwise 2021 financial review • EPS of $7.19, up 14%; pre-tax margin of 26.4%, up 1.6%pts; ROE of 10.7%; generated positive total and fee operating leverage of 0.8%pts and 3.4%pts • EPS ex-notable items of $7.44, up 11%A – Fee revenue up 5%, with Servicing and Management fees up 7% and 9%, respectively – NII down (13)% – Expenses up 1% largely from business investments, higher revenue-related expenses and currency translation headwind, partially offset by productivity savings and footprint optimization A – Pre-tax margin of 27.6%, up 1.3%pts A – Operating leverage of 0.4%pts A

FY2022 Outlook

Does not yet include the previously announced acquisition of BBH Investor Services[A]

	FY2021 review	FY2022 outlook
Operating environment	• Equity market period-end levels: S&P 500 up 27%; MSCI EAFE up 9%; MSCI EM down (5)% • Fed Funds rate of 25bps and average 10Y U.S. Treasury rate of 1.43%	• Equity market period-end growth, up 5% • Continued normalization of FX market volatility • Expect strengthening U.S. dollar
Fee revenue	• Up 5% YoY[B]	• Up 3-4%; includes currency translation headwind of ~1%
NII	• Down (13)% YoY	• Up 10-12%, with 3 U.S. rate hikes in 2022
Tax rate	• Effective tax rate of 15.1%	• Effective tax rate of 17-19%

Expense management (ex-notable items)[C]



-1.5%
+1.4%B
+1.5-2%
ExpensesC
$8,675M
$8,542M
$8,662M
~5-6%
~(3-4)%
+1.5-2%
FY2019
FY2020
FY2021
Investments & variable costsD
Optimization savings
FY2022E
Pre-tax marginC
25.8%
26.3%
27.6%

- Expenses expected to be up 1.5-2%
  - Includes currency translation benefit of ~1%
  - Expect positive total and fee operating leverage

[A] The financial outlook does not include the impact of the proposed acquisition of Brown Brothers Harriman's Investor Services business, which is subject to regulatory approvals and other customary closing conditions. We continue to target closing the acquisition by the end of 1Q22 or as soon thereafter in 2Q22 as possible following completion of the regulatory review process. [B] Fee revenue and expenses ex-notables increased 4% and 0.3%, respectively, excluding FX impact. [C] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [D] Includes currency translation benefit of ~1%.

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17 Appendix 4Q21 and FY2021 line of business performance 18-19 Reconciliation of notable items 20 Reconciliation of constant currency impacts 21 Endnotes 22 Forward-looking statements 23 Non-GAAP measures 24 Definitions 25

18 1,956 State StreetB 4Q21 line of business performance Investment Servicing Total revenueA 495 487 1,870 , 4Q21 $2,367M 4Q20 $2,443M Pre-tax income Fee revenue NII Pre-tax margin 25.8% 26.9% +1.1%pts YoY % ∆ +5% -2% +3% +8% Investment Management Total revenue $552M 4Q20 4Q21 $550M Pre-tax income Pre-tax margin 31.8% 34.2% +2.4%pts 4Q20 4Q21 $189M $175M YoY % ∆ Flat +8% Total revenue ex-notable itemsA, C 499 484 2,416 2,511 $2,995M 4Q214Q20 $2,917M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable itemsC 26.9% 28.1% +1.2%pts YoY % ∆ +4% -3% +3% +7% A Total revenue also includes Other income of $2M in 4Q20. B State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. C This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. $657M 4Q20 4Q21 $611M 4Q20 4Q21 $786M $842M

19 7,879 State StreetB FY2021 line of business performance Investment Servicing Total revenueA 2,211 1,919 7,514 , 2020 2021 $9,729M $9,797M Pre-tax income Fee revenue NII Pre-tax margin 26.4% 27.0% +0.6%pts 2020 2021 $2,570M $2,648M YoY % ∆ +5% -13% +1% +3% Investment Management Total revenue 20212020 $1,974M $2,119M Pre-tax income Pre-tax margin 25.5% 31.8% +6.3%pts $503M 2020 2021 $674M YoY % ∆ +7% +34% Total revenue ex-notable itemsA, C 2,200 1,905 9,499 10,012 2020 2021 $11,703M $11,916M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable itemsC 26.3% 27.6% +1.3%pts 2020 2021 $3,287M $3,073M YoY % ∆ +5% -13% +2% +7% A Total revenue also includes Other income of $(1)M and $4M in FY2021 and FY2020, respectively. B State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. C This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures.

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	% Change 4Q21 vs. 4Q20	% Change 4Q21 vs. 3Q21	Year-to-Date 2020	Year-to-Date 2021	% Change YTD2021 vs. YTD2020
Total revenue, GAAP-basis	3,065	2,937	2,784	2,917	2,950	3,034	2,990	3,053	4.7%	2.1%	11,703	12,027	2.8%
Less: Other income						(53)		(58)			0	(111)	
Total revenue, excluding notable items	3,065	2,937	2,784	2,917	2,950	2,981	2,990	2,995	2.7%	0.2%	11,703	11,916	1.8%
Total expenses, GAAP basis	2,255	2,082	2,103	2,276	2,332	2,111	2,116	2,330	2.4%	10.1%	8,716	8,889	2.0%
Less: Notable expense items:													
Repositioning release/(charges):													
Compensation and employee benefits				(82)				32			(82)	32	
Occupancy				(51)				(29)			(51)	(29)	
Repositioning release/(charges)				(133)				3			(133)	3	
Acquisition and restructuring costs	(11)	(12)	(15)	(12)	(10)	(11)	(18)	(26)			(50)	(65)	
Deferred compensation expense acceleration								(147)				(147)	
Legal and other:													
Information systems and communications					(20)						0	(20)	
Transaction processing services					(8)						0	(8)	
Other			9		(1)	11					9	10	
Legal and other			9		(29)	11					9	(18)	
Total expenses, excluding notable items	2,244	2,070	2,097	2,131	2,293	2,111	2,098	2,160	1.4%	3.0%	8,542	8,662	1.4%
Seasonal expenses	(151)				(176)						(151)	(176)	
Total expenses, excluding notable items and seasonal expense items	2,093	2,070	2,097	2,131	2,117	2,111	2,098	2,160	1.4%	3.0%	8,391	8,486	1.1%
Fee operating leverage, GAAP-basis (%pts)[A]									150 bps	(980) bps			340 bps
Fee operating leverage, excluding notable items (%pts)[B]									250	(270)			400
Total operating leverage, GAAP-basis (%pts)[C]									230	(800)			80
Total operating leverage, excluding notable items (%pts)[D]									130	(280)			40
Pre-tax margin, GAAP-basis (%)	25.3%	27.3%	24.5%	22.0%	21.3%	30.9%	29.3%	23.9%	190	(540)	24.8%	26.4%	160
Notable items as reconciled above (%)	0.3%	0.4%	0.2%	4.9%	1.3%	(1.2%)	0.6%	4.2%			1.5%	1.2%	
Pre-tax margin, excluding notable items (%)	25.6%	27.7%	24.7%	26.9%	22.6%	29.7%	29.9%	28.1%	120	(180)	26.3%	27.6%	130
Net income available to common shareholders, GAAP-basis	580	662	517	498	489	728	693	662	32.9%	(4.5)%	2,257	2,572	14.0%
Notable items as reconciled above: pre-tax	11	12	6	145	39	(53)	18	112			174	116	
Tax impact on notable items as reconciled above	(3)	(3)	(4)	(37)	(10)	16	(5)	(29)			(47)	(28)	
Preferred securities cost	9				5						9	5	
Net income available to common shareholders, excluding notable items	597	671	519	606	523	691	706	745	22.9%	5.5%	2,393	2,665	11.4%
Diluted EPS, GAAP-basis	1.62	1.86	1.45	1.39	1.37	2.07	1.96	1.78	28.1%	(9.2)%	6.32	7.19	13.8%
Notable items as reconciled above	0.05	0.02	0.00	0.30	0.10	(0.10)	0.04	0.22			0.38	0.25	
Diluted EPS, excluding notable items	1.67	1.88	1.45	1.69	1.47	1.97	2.00	2.00	18.3%	-	6.70	7.44	11.0%

[A] Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items. [C] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [D] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET | 20

21 Reconciliation of constant currency impacts A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 4Q20 3Q21 4Q21 4Q21 vs. 4Q20 4Q21 vs. 3Q21 4Q21 vs. 4Q20 4Q21 vs. 3Q21 4Q21 vs. 4Q20 4Q21 vs. 3Q21 Non-GAAP basis Total revenue, excluding notable items $ 2,917 $ 2,990 $ 2,995 $ (16) $ (16) $ 3,011 $ 3,011 3.2% 0.7% Compensation and employee benefits, excluding notable items $ 1,047 $ 1,054 $ 1,066 $ (8) $ (6) $ 1,074 $ 1,072 2.6% 1.7% Information systems and communications, excluding notable items 394 406 436 (1) (1) 437 437 10.9% 7.6% Transaction processing services, excluding notable items 257 253 238 (1) (1) 239 239 (7.0)% (5.5)% Occupancy, excluding notable items 111 102 104 (1) (1) 105 105 (5.4)% 2.9% Other expenses, excluding notable itemsA 322 283 316 (1) (3) 317 319 (1.6)% 12.7% Total expenses excluding notable items $ 2,131 $ 2,098 $ 2,160 $ (12) $ (12) $ 2,172 $ 2,172 1.9% 3.5% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

22 Endnotes 1. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. CRD bookings, as presented in this presentation, represent signed annual recurring revenue contract value excluding bookings with affiliates, including SSGA. CRD revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 3. Company-wide productivity achieved gross savings of ~$330M based on an expenses ex-notable items basis for the comparison between FY2021 and FY2020. FY2021 expenses ex-notable items of $8,662M increased 1% from FY2020 expenses ex-notable items of $8,542M. The increase is primarily driven by incremental investments of ~$250M and variable costs of ~$110M, partially offset by gross savings worth ~$330M. Financial metrics ex-notable items are non-GAAP measures. For further details on explanations and reconciliations of our non-GAAP measures, refer to Reconciliation of notable items and Non-GAAP measures included in the Appendix. 4. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 4Q21, 3Q21 and 4Q20. Refer to the Addendum for descriptions of these ratios. December 31, 2021 capital ratios are presented as of quarter-end and are estimates. 5. In accordance with ASU 2016-13, the Provision for credit losses for 4Q20, 3Q21, and 4Q21 includes the provision on funded and unfunded commitments as well as HTM securities. 6. The index names listed are service marks of their respective owners. 7. Morningstar data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 4Q21 data for North America (U.S. domiciled) includes Morningstar actuals for October and November 2021 and Morningstar estimates for December 2021. 4Q21 data for EMEA is on a rolling three month basis for September 2021 through November 2021. 8. On-prem revenue is revenue derived from locally installed software. Software-enabled revenue includes software as a service, maintenance and support revenue, FIX, brokerage, and value-add services. Revenue recognition pattern for on-prem installations differs from software-enabled revenue. 9. Revenue and pre-tax income reflects the application of ASC 606. Revenue recognition under ASC 606 results in the acceleration of a significant portion of revenues for on-prem software agreements when a client goes live or renews their contract with us. The amount of revenue recognized in any given quarter will be driven in large part by client activity, including agreements that renew or are installed in that quarter. 10. CRD ARR, an operating metric, is calculated by annualizing current quarter revenue and includes annualized amount of most software-enabled revenue, including revenue generated from Software-as-a-service, maintenance and support revenue, revenue from the Charles River Network’s FIX Network Service (CRN), and value-added services, which are all expected to be recognized ratably over the term of client contracts. ARR excludes software-enabled brokerage revenue. ARR of $223M, $239M and $244M in 4Q20, 3Q21 and 4Q21, respectively, include annualized intercompany revenue of $21M for each of the corresponding periods. 11. NII is presented on a GAAP-basis. NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 12. Duration as of period end and based on total investment portfolio, including MMLF. 13. Other includes Other expenses and Amortization of intangible assets 14. Compensation and benefits expenses in 4Q21 and 4Q20 included notable items related to repositioning benefits of $32M and charges of $82M, respectively. 4Q21 also included notable items related to a deferred compensation expense acceleration of $147M. Excluding these notable items, 4Q21 adjusted Compensation and benefits of $1,066M was up 2% compared to 4Q20 adjusted Compensation and benefits of $1,047M and up 1% compared to 3Q21 Compensation and benefits of $1,054M. Occupancy expenses in 4Q21 and 4Q20 included notable items related to repositioning charges of $29M and $51M, respectively. Excluding these notable items, 4Q21 adjusted Occupancy of $104M was down (6)% compared to 4Q20 adjusted Occupancy of $111M and up 2% compared to 3Q21 Occupancy expenses of $102M. Other expenses in 4Q21, 3Q21, and 4Q20 included notable items related to acquisition and restructuring costs of $26M, $18M, and $12M, respectively. Excluding all these notable items, 4Q21 Other expenses of $316M was down (2)% compared to 4Q20 adjusted Other expenses of $322M and up 12% compared to 3Q21 adjusted Other expenses of $283M. 15. Based on a calculation date of December 31, 2019, our G-SIB surcharge for 2021 is 1.0%. 16. The preliminary SCB of 2.5% effective on October 1, 2021 is calculated based upon the results of the CCAR 2021 exam. 17. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions.

23 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, proposed acquisition of Brown Brothers Harriman’s Investor Services business, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “intend,” “target,” “guidance,” “expect,” “priority,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: The possibility that some or all of the anticipated business, financial, capital, staffing, operational or other benefits or synergies of the acquisition of the BBH Investor Services business will not be realized when expected or at all, including as a result of the impact of, additional costs or unanticipated negative synergies associated with, or problems arising from, the integration of the BBH Investor Services business (including challenges in transitioning clients, systems, technology or personnel), as a result of regulatory or operational challenges we may experience, as a result of disruptions from the transaction harming relationships (including those resulting from the announcement of the transaction) with our clients, employees or regulators, or as a result of the strength of the economy and competitive factors in the areas where we and the BBH Investor Services business do business; The failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect us or the expected benefits of the transaction, perhaps materially), to satisfy any of the other conditions to the acquisition or at all, in each case, on a timely basis or at all; and, if delayed, the resulting effects, including in magnitude and timing of the expected financial benefits of the acquisition of the BBH Investor Services business, of a delayed closing of the acquisition; The occurrence of any event, change or other circumstances that could give rise to the termination of the definitive purchase agreement in respect of the acquisition of the BBH Investor Services business; Potential adverse changes in demand for the products and services of State Street and of the BBH Investor Services business; We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; Our development and completion of new products and services, including State Street Alpha and State Street Digital, and our enhancement of the capabilities of our existing products and services in light of changed client needs and competitive pressures, may involve costs and dependencies and expose us to increased risk; Our business may be negatively affected by our failure to update and maintain our technology infrastructure; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; The COVID-19 pandemic continues to create significant risks and uncertainties for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, the investment activities of our clients; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; The transition away from LIBOR may result in additional costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk and reputational harm and may not result in expected cost savings; Attacks or unauthorized access to our information technology systems or facilities, or those of the third parties with which we do business, or disruptions to our or their continuous operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change could adversely affect us; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2020 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation (and the conference call referenced herein) should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

24 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

25 Definitions ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Barclays Global Agg Barclays Global Agg represents Barclays Global Aggregate Bond Index BBH Brown Brothers Harriman Bps Basis points, with one basis point representing one hundredth of one percent CET1 ratio Common equity tier 1 ratio CRD Charles River Development CRD uninstalled revenue backlog Uninstalled revenue backlog to be recognized from signed client contracts that are scheduled to be installed on a rolling 24-month period. It reflects terms currently in effect. It includes SaaS and on-prem license revenue, as well as maintenance and support revenue, and excludes revenue generated from FIX, value-add services, brokerage, and professional services. Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share EURIBOR Euro Interbank Offered Rate ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable FTE Fully taxable equivalent FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HTM Held-to-maturity LIBOR London Inter-Bank Offered Rate MMLF Money Market Mutual Fund Liquidity Facility Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful On-prem On-premises revenue as recognized in the CRD business Total operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Pre-tax margin Income before income tax expense divided by total revenue %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SSGA State Street Global Advisors Year-over-year (YoY) Current period compared to the same period a year ago